UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2023 (October 11, 2023)

Ambrx Biopharma Cayman, Inc.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-40505	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10975 North Torrey Pines Road La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 875-2400

Ambrx Biopharma Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value US $0.0001 per share*	N/A	Nasdaq Global Select Market *
American Depositary Shares, each representing seven ordinary shares, par value US $0.0001 per share	AMAM	Nasdaq Global Select Market

*

Not for trading, but only in connection with the listing of the American depositary shares on the Nasdaq Global Select Market. The American depositary shares represent the right to receive the ordinary shares and are being registered under the Securities Act of 1933 pursuant to a separate Registration Statement on Form F-6. Accordingly, the American depositary shares are exempt from registration under Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introduction

On October 11, 2023, Ambrx Biopharma Cayman, Inc. (formerly Ambrx Biopharma Inc.), a Cayman Islands exempted company (“Ambrx”), completed its previously announced holding company reorganization pursuant to the Agreement and Plan of Merger, dated as of September 11, 2023 (the “Merger Agreement”), by and among Ambrx Biopharma, Inc. (formerly New Ambrx Biopharma Inc.), a Delaware corporation (“NewCo”), Ambrx Merger Sub Inc., a Cayman Islands exempted company and newly-formed direct wholly owned subsidiary of NewCo (“Merger Sub”), and Ambrx. The Merger Agreement provided for the merger (the “Merger”) of Ambrx with Merger Sub, with Ambrx surviving the Merger as a direct wholly owned subsidiary of NewCo, and the automatic conversion of each ordinary share, par value $0.0001 per share, of Ambrx (“Ambrx Ordinary Shares”) issued and outstanding immediately prior to the effective time of the Merger (including Ambrx Ordinary Shares underlying the outstanding American Depositary Shares (“ADSs”)), into one-seventh (1/7) of one duly issued, fully paid and non-assessable share of common stock, par value $0.0001 per share, of NewCo (“NewCo Common Stock”). Each ADS represents seven Ambrx Ordinary Shares, therefore an ADS holder will be entitled to receive one share of NewCo Common Stock for each ADS held immediately prior to the effective time of the Merger. As a result of the Merger, NewCo became the successor issuer to Ambrx. The Merger was approved by the shareholders of Ambrx at its Extraordinary General Meeting of Shareholders held on October 10, 2023.

The foregoing description of the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 15, 2023, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on September 13, 2023, Ambrx notified the Nasdaq Global Select Market (“Nasdaq”) that each issued and outstanding Ordinary Share (including Ambrx Ordinary Shares underlying the outstanding ADSs) would be converted into one-seventh (1/7) of one share of NewCo Common Stock. Nasdaq suspended trading of the ADSs as of the close of business on October 11, 2023, and NewCo expects that NewCo Common Stock (CUSIP: 641871 108) will commence trading on Nasdaq as of the open of business on October 12, 2023, under the symbol “AMAM”, which is the same symbol under which the ADSs traded. Each outstanding certificate that, immediately prior to the Merger, evidenced Ambrx Ordinary Shares will be deemed and treated for all corporate purposes to evidence the ownership of one-seventh (1/7) of one share of NewCo Common Stock until such certificate is thereafter surrendered for transfer or exchange in the ordinary course.

Item 3.03. Material Modification to Rights of Security Holders.

As a result of the Merger, shareholders of Ambrx became stockholders of NewCo, and the rights of such stockholders are now defined by the Delaware General Corporation Law, the Amended and Restated Certificate of Incorporation of NewCo (the “Certificate of Incorporation”) and the Amended and Restated Bylaws of NewCo (the “Bylaws”). The Certificate of Incorporation and Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. Information about certain differences in rights between shareholders of Ambrx and stockholders of NewCo as a result of the Merger were previously disclosed in the Registration Statement on Form S-4 of NewCo (File No. 333-274230) declared effective by the SEC on September 15, 2023 (the “Registration Statement”).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, the directors and executive officers of NewCo immediately following consummation of the Merger are the same individuals who were directors and executive officers of Ambrx immediately prior to the Merger. The executive officers entered into new amended and restated executive employment agreements consistent with the form of amended and restated executive employment agreement previously filed as Exhibit 10.26 to the Registration Statement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Pursuant to the Merger Agreement, NewCo has assumed the 2016 Equity Incentive Plan, the 2021 Equity Incentive Plan and the 2021 Employee Share Purchase Plan (each as Amended and Restated).

Item 8.01. Other Events.

As of October 11, 2023, NewCo Common Stock is deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), NewCo is the successor issuer to Ambrx. As a result, effective as of October 11, 2023, future filings with the SEC will be filed by NewCo under CIK No. 0001990550.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated September 11, 2023, by and among New Ambrx Biopharma Inc., Ambrx Merger Sub Inc. and Ambrx Biopharma Inc. (Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on September 15, 2023).

3.1	Amended and Restated Certificate of Incorporation of Ambrx Biopharma, Inc., a Delaware corporation.

3.2	Amended and Restated Bylaws of Ambrx Biopharma, Inc., a Delaware corporation.

10.1	Form of Amended and Restated Executive Employment Agreement, by and between Ambrx, Inc. and each of its executive officers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBRX BIOPHARMA INC.
(Registrant)

Date: October 12, 2023	By:	/s/ Sonja Nelson
	Name:	Sonja Nelson
	Title:	Chief Financial Officer